UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

W.P. Stewart & Co. Growth Fund
Ticker Symbol:  WPSGX

Semi-Annual Report
June 30, 2013

W.P. Stewart & Co. Growth Fund

a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	3
Fund Profile	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Expense Example	18

This report is submitted for the general information of the shareholders of the W.P. Stewart & Co. Growth Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

www.wpstewart.com/WPSCOGF.aspx

W.P. Stewart & Co. Growth Fund
Semi-Annual Report to Shareholders as of June 30, 2013

Investment Advisor’s Comments

The first half of this year proved to be a rewarding time for equity investors.  This was also true for our Fund shareholders as the Fund posted first half returns of 14.86% compared to returns of 13.82% for the S&P 500.  These returns were driven partly by earnings growth but more significantly by an expanding price-earnings ratio as investors were willing to pay higher multiples for equities in general.  We are pleased with the absolute and relative returns so far in 2013.  We remain optimistic regarding the prospects for the US economy, equities in general and the Fund specifically.

When we look at the US economy, we see more positives than negatives.  While many complain about the low GDP growth environment, we see the numbers as decent given the complete lack of growth from the public sector.  Private sector spending has carried the economy the last 3-4 years.  As the US budget deficit improves (the annual deficit run rate has more than halved over the past few years) we anticipate a resumption of government spending which could propel GDP growth into the 3%+ range, thus turning the most significant negative into a positive.  Equally important is the fact that the Fed’s monetary policy has had a positive effect on asset prices.  The S&P 500 is at an all-time high and housing prices have recovered nicely.  The result is that consumer net worth (“CNW”), as estimated by ISI, is now at $75 trillion compared to $50t in 2009 and $65t in 2007 before the housing and stock market downturns.  These are pretty remarkable numbers in that CNW is now 50% above the bottom and 15% above the prior peak.  No wonder consumers are more confident!  While we have to be careful about the end of the easy money period, the Fed has managed relatively well so far and we believe the transition could be less painful than many equity investors fear.

From a portfolio perspective, the stocks that provided the greatest positive impact in the first half of the year included Celgene, Charles Schwab, VF Corp, IntercontinentalExchange and Amphenol.  As of this letter in early August, we continue to own all of these names other than ICE.  Our view is that between the stock price increase and a less attractive business mix with the NYSE merger, ICE’s stock is no longer undervalued and as such we exited the position in July.

The bottom five contributors to performance were Apple, Ecolab, Precision Castparts, Sensata and Praxair.  Only Apple was actually down for the year-to-date period; the other holdings were just up less than the overall portfolio.  We continue to own all five companies.

We added three new holdings to the Fund since I last wrote: Ecolab (ECL), Covidien (COV) and Precision Castparts (PCP).  Ecolab is a company that offers us non-cyclical exposure to the energy sector through their recent acquisitions of Nalco and Champion.  We believe the strong underlying revenue gains from their cleaning business, incremental revenue growth from the acquired units and significant deal synergies could fuel attractive earnings growth over the next five years.

Covidien has lagged the S&P 500’s return this year as some confusion regarding their pharmaceutical unit spin-off has depressed the stock price.  We believe this could be a buying opportunity as the remaining business, the faster growing medical device business, is actually the one we are attracted to.

Precision Castparts is a leading manufacturer of complex metal castings, forgings, fasteners and aerostructures for aerospace, power and industrial end-markets.  The company has a very strong competitive position and a well-respected management team.   With roughly 65% of revenue generated

from the aerospace market, PCP is well positioned to benefit from the structural growth opportunity in global airline travel.

I mentioned that valuation has moved higher over the course of this year.  More specifically, the Fund’s portfolio is now valued at approximately 16.5 times expected 2014 earnings at the end of June compared to a value of around 14 times estimated earnings at the start of this year.  We remain comfortable with the current valuation levels given it is not significantly higher than the 14 times estimated earnings that the S&P 500 trades at.  In addition, the current valuation remains below the historical average of the Fund which has traded closer to 20 times estimated earnings.

In sum, the first half of the year has been productive and we remain excited regarding the long term prospects for the equity markets in general and our Fund in particular.  Please don’t hesitate to contact us if you have any questions.

Kind Regards,

James T. Tierney, Jr.
Portfolio Manager
WPS Advisors, Inc.
New York, NY
August 2013

IMPORTANT RISKS AND DISCLOSURES:
The views expressed above reflect those of the Investment Advisor only through the date this report was first printed and may not reflect their views anytime thereafter.  The Investment Advisor’s views are subject to change at any time based on market and other conditions.  These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Your fund shares can go down in value, so you may lose money by investing in the Fund. The price of the Fund's shares may be more volatile than the price of shares of funds investing in other types of equity securities or in primarily fixed income securities. The price of growth stocks may be particularly volatile. The Fund is a "non-diversified" investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund's performance.

The S&P 500® is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index. Price to earnings (P/E) ratio is the valuation of a company’s current share price relative to company earnings.

W.P. Stewart & Co. Growth Fund
FUND PERFORMANCE at June 30, 2013

This graph compares a hypothetical $25,000 investment in the Fund with a similar investment in the S&P 500® Index over a ten year period.  Results include the reinvestment of all dividends and capital gains.  The S&P 500® Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.  You cannot invest directly in an index.  The index does not reflect expenses, fees or sales charge, which would lower performance.

Average Annual Total Returns (for the period ended June 30, 2013)
	One Year	Three Years	Five Years	Ten years
W.P. Stewart & Co. Growth Fund	22.57%	19.35%	9.78%	7.17%
S&P 500® Index	20.60%	18.45%	7.01%	7.30%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month-end performance may be obtained by calling 1-888-881-8803.

Gross and Net Expense Ratios for the Fund are 1.93% and 1.23%, respectively, which are the amounts stated in the prospectus dated April 30, 2013.  The Advisor's contractual agreement to waive its fees and/or absorb expenses is in effect until April 30, 2014.  Absent such agreement, the Fund's returns would have been lower.

The performance for the period June 30, 2003 through November 30, 2009, reflects the historical performance of the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation (the “Predecessor Fund”).  Effective as of the close of business on November 30, 2009, the Predecessor Fund was reorganized into the Fund.  The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment advisor.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

W.P. Stewart & Co. Growth Fund
Fund Profile
June 30,2013 (Unaudited)

The information below gives you a snapshot of the Fund at the end of the reporting period.

The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund's Net Assets

*	For reporting purposes, industry classifications are combined in the Portfolio Sectors chart.

For industry classifications, please see the Schedule of Investments.

Top Ten Stocks as of June 30, 2013
% of Fund's Net Assets

VF CORP	8.6%
EXPRESS SCRIPTS HOLDING CO	7.7%
RALPH LAUREN CORP	7.0%
ACCENTURE PLC	6.7%
AMPHENOL CORP-CL A	6.1%
VERISK ANALYTICS INC CL A	5.0%
MASTERCARD INC-CLASS A	5.0%
CHARLES SCHWAB CORP	4.9%
APPLE INC	4.8%
SENSATA TECHNOLOGIES SHS	4.8%

W.P. Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2013 (Unaudited)

Number of Shares		Value

	COMMON STOCKS – 98.7%
	AEROSPACE/DEFENSE EQUIPMENT – 3.1%
2,850	Precision Castparts Corp.	$644,129

	COMMERCIAL SERVICES – 20.2%
19,250	Accenture PLC - Class A	1,385,230
8,400	Ecolab, Inc.	715,596
1,775	Mastercard, Inc. - Class A	1,019,737
17,200	Verisk Analytics, Inc. - Class A*	1,026,840
		4,147,403

	COMPUTERS/SOFTWARE – 12.6%
12,000	ANSYS, Inc.*	877,200
2,500	Apple, Inc.	990,200
19,100	NetApp, Inc.	721,598
		2,588,998

	CONSUMER PRODUCTS – 4.4%
11,600	Procter & Gamble Co.	893,084

	DRUGS & HEALTHCARE – 15.5%
7,650	Celgene Corp.*	894,361
11,350	Covidien PLC	713,234
25,500	Express Scripts, Inc.*	1,573,095
		3,180,690

	ELECTRONICS – 10.9%
16,000	Amphenol Corp. - Class A	1,247,040
28,300	Sensata Technologies Holding N.V.*	987,670
		2,234,710

	FINANCE & BANKING – 7.3%
47,400	Charles Schwab Corp.	1,006,302
2,800	IntercontinentalExchange, Inc.*	497,728
		1,504,030

	INDUSTRIAL GASES – 4.6%
8,250	Praxair, Inc.	950,070

	RESTAURANTS – 4.5%
13,300	Yum! Brands, Inc.	922,222

	RETAIL – 15.6%
8,300	Ralph Lauren Corp.	1,442,042

W.P. Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2013 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	RETAIL (Continued)
9,100	VF Corp.	$1,756,846
		3,198,888

	TOTAL COMMON STOCKS (Cost $14,627,442)	20,264,224

Principal Amount

	SHORT-TERM INVESTMENTS – 1.1%
$227,878	UMB Money Market Fiduciary, 0.01%1	227,878

	TOTAL SHORT-TERM INVESTMENTS (Cost $227,878)	227,878

	TOTAL INVESTMENTS – 99.8% (Cost $14,855,320)	20,492,102
	Other Assets in Excess of Liabilities – 0.2%	38,303

	TOTAL NET ASSETS – 100.0%	$20,530,405

PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
SUMMARY OF INVESTMENTS
As of June 30, 2013 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Commercial Services	20.2%
Retail	15.6%
Drugs & Healthcare	15.5%
Computers/Software	12.6%
Electronics	10.9%
Finance & Banking	7.3%
Industrial Gases	4.6%
Restaurants	4.5%
Consumer Products	4.4%
Aerospace/Defense Equipment	3.1%
Total Common Stocks	98.7%
Short-Term Investments	1.1%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $14,855,320)	$20,492,102
Receivables:
Investment securities sold	14,868
Fund shares sold	27,625
Dividends and interest	6,934
Prepaid expenses	15,112
Total assets	20,556,641

Liabilities:
Payables:
Advisory fees	5,484
Auditing fees	7,675
Fund accounting fees	4,006
Administration fees	3,569
Transfer agent fees and expenses	3,398
Trustees' fees and expenses	1,013
Chief Compliance Officer fees	491
Custody fees	263
Accrued other expenses	337
Total liabilities	26,236

Net Assets	$20,530,405

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$15,712,495
Accumulated net investment loss	(10,178)
Accumulated net realized loss on investments	(808,694)
Net unrealized appreciation on investments	5,636,782
Net Assets	$20,530,405

Shares of beneficial interest issued and outstanding	945,394
Offering and redemption price per share	$21.72

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividends	$109,438
Interest	25
Total investment income	109,463

Expenses:
Advisory fees	96,975
Administration fees	18,661
Fund accounting fees	14,791
Transfer agent fees and expenses	13,542
Auditing fees	8,610
Registration fees	8,538
Custody fees	7,038
Legal fees	5,905
Shareholder reporting fees	5,224
Chief Compliance Officer fees	4,380
Trustees' fees and expenses	2,576
Miscellaneous	2,532
Insurance fees	650

Total expenses	189,422
Advisory fees waived	(69,781)
Net expenses	119,641
Net investment loss	(10,178)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,305,124
Net change in unrealized appreciation/depreciation on investments	1,336,356
Net realized and unrealized gain on investments	2,641,480

Net Increase in Net Assets from Operations	$2,631,302

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(10,178)	$(56,615)
Net realized gain on investments	1,305,124	1,421,185
Net change in unrealized appreciation/depreciation on investments	1,336,356	1,186,364
Net increase in net assets resulting from operations	2,631,302	2,550,934

Capital Transactions:
Net proceeds from shares sold	693,792	3,050,743
Cost of shares redeemed1	(1,227,908)	(3,725,615)
Net decrease in net assets from capital transactions	(534,116)	(674,872)

Total increase in net assets	2,097,186	1,876,062

Net Assets:
Beginning of period	18,433,219	16,557,157
End of period	$20,530,405	$18,433,219

Accumulated net investment loss	$(10,178)	$-

Capital Share Transactions:
Shares sold	32,629	167,456
Shares redeemed	(62,184)	(207,116)
Net decrease from capital share transactions	(29,555)	(39,660)

1	Net of redemption fee proceeds of $0 and $9, respectively.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2013		For the Year Ended December 31,
	(Unaudited)		2012		2011		2010		2009 1		2008 2
Net asset value, beginning of period	$18.91		$16.32		$16.19	3	$14.41	3	$10.86	3	$16.53	3
Income from Investment Operations:
Net investment income (loss)4	(0.01)		(0.06)		(0.07)		(0.05)		0.03		(0.08)
Net realized and unrealized gain (loss) on investments	2.82		2.65		0.20		1.87		3.52		(4.87)
Total from investment operations	2.81		2.59		0.13		1.82		3.55		(4.95)

Less Distributions:
From net investment income	-		-		-		(0.04)		-		-
From net realized gains	-		-		-		-		-		(0.72)
Total distributions	-		-		-		(0.04)		-		(0.72)

Remption fee proceeds	-		-	5	-	5	-	5	-	5	-

Net asset value, end of period	$21.72		$18.91		$16.32		$16.19		$14.41		$10.86

Total return	14.86%	7	15.87%		0.82%		12.61%		32.65%		(31.06)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,530		$18,433		$16,557		$18,401		$22,132		$28,724

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.95%	8	1.93%		2.01%		1.94%		2.64%		2.19%
After fees waived and expenses absorbed6	1.23%	8	1.23%		1.32%		1.49%		1.49%		2.19%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.82)%	8	(1.00)%		(1.10)%		(0.82)%		(1.00)%		(0.48)%
After fees waived and expenses absorbed	(0.10)%	8	(0.30)%		(0.42)%		(0.37)%		0.15%		(0.48)%

Portfolio turnover rate	22%	7	34%		37%		27%		41%		46%

1
After the close of business on November 30, 2009, holders of the W.P. Stewart & Co. Growth Fund, Inc. (the Predecessor Fund) became owners of an equal number of full and fractional shares of the W.P. Stewart & Co. Growth Fund. These shares were first offered on December 1, 2009. Additionally, the accounting and performance history of the Predecessor Fund was redesignated as that of the W.P. Stewart & Co. Growth Fund.

2	Audited by previous independent registered public accounting firm.

3
The Fund had a 10-1 stock split with ex and payable dates of May 2, 2011.  See Notes to the Financial Statements. The per share table has been adjusted for the earlier periods presented to reflect the stock split.

4	Based on average shares outstanding for the period.

5	This amount represents less than $0.01 per share.

6	Refer to note 3 in Notes to Financial Statements.

7	Not annualized.

8	Annualized.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (Unaudited)

Note 1 – Organization
W.P. Stewart & Co. Growth Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to earn capital gains for shareholders.

The Fund is the accounting and performance successor to the W.P. Stewart & Co. Growth Fund, Inc. (the “Predecessor Fund”).  On November 30, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization in exchange for shares of the Fund.  The Predecessor Fund commenced investment operations on February 28, 1994.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013 (Unaudited)

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with WPS Advisors, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses to 1.23% of the Fund's average daily net assets through April 30, 2014.  Prior to May 1, 2011 the Advisor had contractually agreed to waive its fee and, if necessary, reimburse other operating expenses (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses)  in order to limit total annual operating expenses to 1.49% of the Fund's average daily net assets.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013 (Unaudited)

For the six months ended June 30, 2013, the Advisor waived advisory fees of $69,781. Effective May 1, 2011, the Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At June 30, 2013, the amount of these potentially recoverable expenses was $281,520. The Advisor may recapture all or a portion of this amount no later than December 31, of the years stated below:

2014	$81,374
2015	130,365
2016	69,781
$281,520

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC (“GDS”) as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the six months ended June 30, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees paid for CCO services for the six months ended June 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$14,930,331

Gross unrealized appreciation	$5,747,844
Gross unrealized depreciation	(186,073)
Net unrealized appreciation on investments	$5,561,771

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013 (Unaudited)

As of December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated earnings	-
Accumulated capital and other losses	(2,007,123)
Unrealized appreciation	4,193,731
Total accumulated earnings	$2,186,608

As of December 31, 2012, the Fund had a capital loss carry forward of $2,007,123, which expires on December 31, 2017. The Fund utilized $1,392,228 of its expiring capital loss carry forward during the year ended December 31, 2012.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the six months ended June 30, 2013, the Fund received no redemption fees.

Note 6 – Investment Transactions
For the six months ended June 30, 2013, purchases and sales of investments, excluding short-term investments, were $4,100,828 and $4,142,866, respectively.

Note 7 – Stock Split
The Fund had a 10 for 1 stock split with ex and payable dates of May 2, 2011, to shareholders of record as of April 29, 2011. This resulted in an increase in shares outstanding from 106,689 to 1,066,895 and a decrease in net asset value from $167.21 to $16.72.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013 (Unaudited)

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$20,264,224	$-	$-	$20,264,224
Short-Term Investments	227,878	-	-	227,878
Total Investments	$20,492,102	$-	$-	$20,492,102

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2013 (Unaudited)

Note 10 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

W.P. Stewart & Co. Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1/1/13 to 6/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/13	6/30/13	1/1/13 – 6/30/13
Actual Performance	$1,000.00	$1,148.60	$6.57
Hypothetical (5% annual return before expenses)	1,000.00	1,018.68	6.17

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

This page is intentionally left blank

Investment Advisor
WPS Advisors, Inc.
527 Madison Avenue
New York, New York 10022

Independent Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
W.P. Stewart & Co. Growth Fund	WPSGX	461 418 790

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 881-8803 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 881-8803 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090 or by calling the Fund at (888) 881-8803.

W.P. Stewart & Co. Growth Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: 1-888-881-8803

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	9/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	9/6/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/6/13